Exhibit 4.1

SILVER STATE BANCORP

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

SEE REVERSE SIDE FOR CERTAIN DEFINITIONS.

CUSIP 828251 10 8

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.001 PER SHARE, OF

SILVER STATE BANCORP

(the “Corporation”), transferable only on the stock transfer books of the Corporation by the holder of record hereof, in person or by his or her duly authorized attorney or legal representative, upon the surrender of this Certificate duly endorsed. This Certificate is not valid unless countersigned and registered by the Corporation’s transfer agent and registrar. The shares represented by this certificate are not insured by the Federal Deposit Insurance Corporation or any other government agency.

In Witness Whereof, the Corporation has caused this Certificate to be executed by the signature of its duly authorized officers and has caused its corporate seal to be hereunto affixed.

DATED:

[Signature]

SECRETARY

[SEAL]

[Signature]

PRESIDENT AND CHIEF EXECUTIVE OFFICER

AMERICAN BANK NOTE COMPANY

711 ARMSTRONG LANE

COLUMBIA, TENNESSEE 38401

(931) 388-3003

SALES: PATRICK SHEERIN 773-523-8171

7	/ LIVE JOBS / S / Silver 27318 FC

PRODUCTION COORDINATOR: TODD DeROSSETT 931-490-1720

PROOF OF: JUNE 14, 2007

SILVER STATE BANCORP

TSB 27318 FC

OPERATOR: AP

Rev. 1

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: OK AS IS OK WITH CHANGES MAKE CHANGES AND SEND ANOTHER PROOF

Colors Selected for Printing: Logo prints CMYK. Intaglio prints in SC-7 Dark Blue.

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

NOTE: TEXT RECEIVED BY MODEM OR E-MAIL IS NOT PROOFREAD WORD FOR WORD.

COUNTERSIGNED AND REGISTERED:

MELLON INVESTOR SERVICES LLC

TRANSFER AGENT AND REGISTRAR

AUTHORIZED OFFICER

SILVER STATE BANCORP

The shares represented by this certificate are issued subject to all of the provisions of the articles of incorporation and bylaws of Silver State Bancorp as from time to time may be amended (copies of which are on file at the principal executive office of Silver State Bancorp), to all of which the holder by acceptance hereof assents.

Silver State Bancorp will furnish to any shareholder upon request and without charge a statement of the powers, designations, preferences and relative, participating, optional or other special rights of the shares of each class or series of stock and the qualifications or restrictions of such preferences and/or rights. Any such request should be addressed to the Secretary of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT–		Custodian
TEN ENT	–	as tenants by the entireties		(Cust)		(Minor)
JT TEN	–	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors
Act
(State)
			UNIF TRANS MIN ACT–		Custodian
				(Cust)		(Minor)
under Uniform Transfers to Minors
Act
(State)

Additional abbreviations may also be used though not in the above list.

For value received,                                                                   hereby sell(s), assign(s) and transfer(s) unto

Shares

of Common Stock evidenced by this Certificate, and do(es) hereby irrevocably constitute(s) and appoint(s)

as Attorney,

to transfer the said shares on the books of the herein named Corporation, with full power of substitution.

Dated

Signature

Signature

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed

By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.